2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

VA

STRATEGIC FUNDING

BORROWER AND GUARANTOR INFORMATION

BORROWER 1:

BORROWER'S LEGAL NAME: FORCE PROTECTION VIDEO EQUIPMENT CORP. TRADE NAME: FORCE PROTECTION VIDEO EQUIPMENT FEDERAL ID#: 45-1443512

TYPE OF ENTITY: CORPORATION

PHYSICAL ADDRESS: 1600 OLIVE CHAPEL RD CITY: APEX STATE: NC ZIP: 27502-6764

MAILING ADDRESS: CITY: STATE: ZIP:

TELEPHONE: (919) 271-2994 EMAIL ADDRESS: PAUL@FORCEPROVIDEO.COM FAX:

NAME AND TITLE OF SIGNOR: PAUL (FIRST) FELDMAN (LAST) (TITLE)

BORROWER 2:

BORROWER'S LEGAL NAME: ____________ TRADE NAME: ____________ FEDERAL ID#: ____________

TYPE OF ENTITY: CORPORATION [ ] LIMITED LIABILITY COMPANY [ ] LIMITED LIABILITY PARTNERSHIP [ ]

PHYSICAL ADDRESS: ____________ CITY: ________ STATE: ______ ZIP: ________

MAILING ADDRESS: ____________ CITY: ________ STATE: ______ ZIP: ________

TELEPHONE: ____________ EMAIL ADDRESS: ____________ FAX: ____________

NAME AND TITLE OF SIGNOR: ____________ (FIRST) ____________ (LAST) ____________ (TITLE)

GUARANTOR 1:

GUARANTOR NAME: PAUL (FIRST) FELDMAN (LAST)

PHYSICAL ADDRESS: 103 KINGUSSIE CT CITY: CARY STATE: NC ZIP: 27511-6353

MAILING ADDRESS: 103 KINGUSSIE CT CITY: CARY STATE: NC ZIP: 27511-6353

TELEPHONE: (919) 271-2994 EMAIL ADDRESS: PAUL@FORCEPROVIDEO.COM FAX:

GUARANTOR 2:

GUARANTOR NAME: (FIRST) (LAST)

PHYSICAL ADDRESS: CITY: STATE: ZIP:

MAILING ADDRESS: CITY: STATE: ZIP:

TELEPHONE: EMAIL ADDRESS: FAX:

If your application for business credit is denied, you have the right to a written statement of the specific reasons for the denial. To obtain the statement, please contact Strategic Funding Source, Inc. at the above address or phone number within 60 days from the date you are notified of the credit decision. You have the right to obtain a written statement of reasons for the denial within 30 days of receiving your request for the statement.

Notice: The federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The federal agency that administers compliance with this law concerning this creditor is the Federal Trade Commission, 600 Pennsylvania Avenue, NW, Washington, DC 20580, ftc.gov.

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

STRATEGIC FUNDING SOURCE, INC.
LOAN SUMMARY

This Loan Summary is part of (and incorporated by reference into) the Loan Agreement. All parties should retain a copy of this document for their records.

BORROWER(S):	**Force Protection Video Equipment Corp., 1467051**
LENDER:	**Strategic Funding Source, Inc., 2500 Wilson Boulevard Suite 350, Arlington, VA 22201**
SERVICER:	**Colonial Funding Network, Inc., 2500 Wilson Boulevard, Suite 350, Arlington, VA 22201**
PRINCIPAL AMOUNT:	**$27,000.00**
ORIGINATION FEE	2.5% OF PRINCIPAL AMOUNT, OR $395 IF PRINCIPAL AMOUNT IS BELOW $15,000
DISBURSEMENT AMOUNT: PRINCIPAL LESS CONTRACT FEES	**$27,000.00** *Note that the Disbursement Amount will be reduced by any applicable fees, any amounts owed to Lender from a prior loan or used by Lender to pay off an amount owed to a third party on Borrower's behalf.*
TOTAL INTEREST CHARGED:	**$11,340.00**
Total Repayment Amount: Principal plus Interest	$38,340.00 $27,000.00 in Principal and $11,340.00 in Interest.
PAYMENT SCHEDULE: **NUMBER OF PAYMENTS:**	**Term (Months) 12** **246** payments of **$156.00**

PRE-PAYMENT OPTION:	A "Prepayment Discount Percentage" may apply with respect to this Loan to the extent that the Borrower(s) has performed without any missed payments or delinquencies and prepays this Loan in whole in accordance with, and subject to, Section 1.17 of the Loan Agreement Terms and Conditions.

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

FEES:

MISCELLANEOUS SERVICE FEES (Loan Agreement Section 3.6)

- FUNDING WIRE FEE $50.00
- FUNDING ACH FEE $20.00
- CHANGE OF BANK ACCOUNT $75.00
- ADJUSTMENTS TO THE REPAYMENT SCHEDULE $100.00
- UCC TERMINATION FEE $150.00
- THERE MAY BE AN ADDITIONAL FEE CHARGED TO COVER THE COST OF CONDUCTING A SITE INSPECTION.

MISSED PAYMENT AND DEFAULT FEES:

- DAILY ACH PROGRAM BASED ON PRINCIPAL AMOUNT BORROWED

PRINCIPAL AMOUNT	REJECTED ACH OR NSF FEE[7]
UP TO $7,500.00	$25.00
$7,501.00 - $50,000.00	$35.00
$50,001.00 - $100,000.00	$50.00
$100,001.00 - $250,000.00	$75.00
OVER $250,000.00	$100.00

- WEEKLY ACH PROGRAM BASED ON PRINCIPAL AMOUNT BORROWED

PRINCIPAL AMOUNT	REJECTED ACH OR NSF FEE[7]
UP TO $7,500.00	$75.00
$7,501.00 - $50,000.00	$99.00
$50,001.00 - $100,000.00	$175.00
$100,001.00 - $250,000.00	$275.00
OVER $250,000.00	$395.00

- DEFAULT FEE $2,500.00*

** LOAN AGREEMENT TERMS & CONDITIONS SECTION 3.5*

OTHER THAN THE ORIGINATION FEE, IF ANY, SET FORTH ABOVE, LENDER IS NOT CHARGING ANY ORIGINATION OR BROKER FEES TO BORROWER. IF BORROWER IS CHARGED ANOTHER SUCH FEE, IS NOT BEING CHARGED BY COLONIAL OR LENDER NOR DOES COLONIAL OR LENDER RECEIVE ANY PORTION OF SUCH FEES.

ALL FEES LISTED IN THIS CONTRACT ARE SUBJECT TO CHANGE.

Initials: DS

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

AUTHORIZED SUB-SERVICING AGENT – Colonial Funding Network, Inc.

LENDER, as Agent, may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents. Colonial Funding Network, Inc. (Colonial) is the Authorized Sub-Servicing Agent of the LENDER for this contract providing administrative, bookkeeping, reporting and support services for the LENDER and the Borrower. Colonial is acting as agent for services including but not limited to background checks, credit checks, general underwriting review, filing UCC-1 security interests, cash management, account reporting, servicing, collections and remit capture. Borrower and Owner/Guarantor acknowledge and agree that Lender has granted Colonial all right and authority as its general agent to take any and all actions to enforce the terms of this Agreement, through legal actions in the name of Lender, or otherwise. Any and all authorizations and/or rights granted to LENDER under this Agreement are hereby granted to Colonial, as servicer and general agent for Lender. Colonial is not a credit card processor, or in the business of processing credit cards. Borrower hereby acknowledges that in no event will Colonial be liable for any claims made against the LENDER under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, actual, special, incidental, indirect or consequential damages, each of which is waived by the Borrower and Owner/Guarantor.

ANY MISREPRESENTATION MADE BY BORROWER OR GUARANTOR IN CONNECTION WITH ANY APPLICATION FOR FUNDING, IN ANY DOCUMENT SUBMITTED AND/OR IN THIS AGREEMENT WILL CONSTITUTE A SEPARATE CAUSE OF ACTION AGAINST THE BORROWER OR GUARANTOR, INCLUDING BUT NOT LIMITED TO A CLAIM FRAUD OR FRAUDULENT INDUCEMENT.

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

VA

STRATEGIC FUNDING

Contract# 1467051

LOAN AGREEMENT

Loan Agreement ("Agreement") dated September 25 2018 ("Agreement Date") between STRATEGIC FUNDING SOURCE INC. ("LENDER" or "Lender") and FORCE PROTECTION VIDEO EQUIPMENT CORP., 1467051 ("Borrower"[1]) and Paul Feldman, ("Guarantor"[2]).

For value received, Borrower hereby promises to pay to LENDER the Repayment Amount specified below, which is comprised of the Principal plus Interest, in lawful money of the United States:

Principal: $27,000.00	**Interest Total: $11,340.00**	**Payment: $156.00**	**Repayment Amount: $38,340.00**

The Repayment Amount shall be paid to LENDER by Borrower's using and irrevocably authorizing only one depositing bank account acceptable to LENDER (the "Account") to remit the Payment until such time as LENDER receives payment in full of the Repayment Amount plus any other amounts owed to LENDER under this Agreement. Borrower hereby authorizes LENDER to ACH debit the specified remittances from the Account on a daily basis and will provide LENDER with all required access codes. Borrower understands that it is responsible for ensuring that the Payment to be debited by LENDER remains in the Account and will be held responsible for any fees incurred by LENDER resulting from a rejected ACH attempt or an event of default (see, Loan Summary). LENDER is not responsible for any overdrafts or rejected transactions that may result from LENDER ACH debiting any amounts under the terms of this Agreement. LENDER will debit the Payment every business day. Notwithstanding anything to the contrary in this Agreement or any other agreement between LENDER and Borrower, upon the occurrence of an Event of Default under Section 3 of the Loan Agreement Terms and Conditions, the entire Repayment Amount, less any amounts already paid, shall become immediately due together with all attendant fees. A list of all fees applicable under this Agreement is contained in the Loan Summary.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "BORROWER AND GUARANTOR INFORMATION" FORM, "LOAN SUMMARY", "LOAN AGREEMENT TERMS AND CONDITIONS", "SECURITY AGREEMENT AND GUARANTY" AND "USE OF PROCEEDS CERTIFICATION" ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

Each of the undersigned represents that he or she is authorized to sign this Agreement and that the information provided herein and in all of LENDER's forms is true, accurate and complete in all respects.

BORROWER 1

By: Paul Feldman - Force Protection Video Equipment Corp.
(Print Name and Title)

DocuSigned by: [signature]
(Signature)

BORROWER 2

By: ______________________
(Print Name)

____
(Signature)

GUARANTOR 1

By: Paul Feldman
(Print Name)

DocuSigned by: [signature]
(Signature)

GUARANTOR 2

By: ______________________
(Print Name)

____
(Signature)

STRATEGIC FUNDING SOURCE, INC.

By: ______________________, Officer
(Print Name)

____
(Signature)

[1] "Borrower" as used throughout this Loan Agreement and all attachments hereto, shall collectively refer to both Borrower 1 and Borrower 2 (if present).

[2] "Guarantor" as used throughout this Loan Agreement and all attachments hereto, shall collectively refer to both Guarantor 1 and Guarantor 2 (if present).

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

LOAN AGREEMENT TERMS AND CONDITIONS

The Loan Agreement Terms and Conditions is part of (and incorporated by reference into) the Loan Agreement. All parties should retain a copy of this document for their records.

I. GENERAL TERMS

1.1 **BORROWER DEPOSIT AGREEMENT.** Borrower shall execute documents or agreements (the "Borrower Deposit Agreement") acceptable to LENDER, with a bank acceptable to LENDER, to obtain electronic fund transfer services. Borrower hereby authorizes LENDER and/or it's agent to obtain any amounts due to LENDER by ACH debit of the account designated by Borrower, and of any other Borrower account. The authorization shall be irrevocable absent the written consent of LENDER to cease debiting the payments due.

1.2 **EFFECTIVE DATE**. This Agreement begins on the date that funds are disbursed to Borrower.

1.3 **TERM OF AGREEMENT.** This Agreement shall have a term of [REPAYMENT PERIOD].

1.4 **PROMISE TO PAY.** Borrower agrees to pay Lender the Repayment Amount in accordance with the Payment Schedule set forth in the Loan Summary.

1.5 **FINANCIAL CONDITION.** Borrower and Guarantor authorize LENDER, to investigate their creditworthiness, financial responsibility and history, and agree to provide LENDER any financial statements, tax returns, references, or other financial information, as LENDER deems necessary prior to or after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of credit and financial information. Borrower and Guarantor authorize LENDER to update their credit and financial profile from time to time in the future, as LENDER deems appropriate. One or more investigative, consumer, and personal or business credit reports may be made in connection with this Agreement.

1.6. **FINANCIAL INFORMATION AND REEVALUATION OF CREDIT.** Borrower and Guarantor authorize Lender to obtain business and personal credit bureau and consumer reports in Borrower's and Guarantor's names, respectively, at any time and from time to time for purposes of deciding whether to approve the requested Loan or for any update, renewal, extension of credit or other lawful purpose. Upon Borrower's or Guarantor's request, Lender will advise Borrower or Guarantor if Lender obtained a credit report and Lender will give Borrower or Guarantor the credit bureau's name and address. Borrower and Guarantor agree to submit current financial information, a new credit application, or both, in Borrower's name and in the name of Guarantor, respectively, at any time promptly upon Lender's request. Borrower and Guarantor authorize Lender to act as Borrower's and Guarantor's agent, respectively, for purposes of accessing and retrieving transaction history information regarding Borrower and/or Guarantor from Borrower's and Guarantor's designated merchant processor. Lender may report Lender's credit experiences with Borrower and Guarantor of Borrower's Loan to third parties as permitted by law. Borrower and Guarantor also agree that Lender may release information to comply with governmental reporting or legal process that Lender believes may be required, whether or not such is in fact required, or when necessary or helpful in completing a transaction, or when investigating a loss or potential loss.

1.7 **TRANSACTIONAL HISTORY.** Borrower and Guarantor authorize Borrower's and Guarantor's respective financial institutions to provide LENDER with Borrower's and Guarantor's transaction history, and any and all information regarding Borrower's accounts, balances, or transfers, for any purpose, including for purposes of collection.

1.8 **INDEMNIFICATION.** Borrower and Guarantor jointly and severally will indemnify and hold LENDER its officers, directors, shareholders, members, managers, employees, affiliates, agents and representatives harmless from all losses, costs, damage, liabilities or expenses (including, without limitation, court costs and attorneys' fees) that LENDER may sustain or incur by reason of defending claims asserted by Borrower to the fullest extent permitted by law, in protecting the security interest or the priority thereof, in enforcing any other term of this Agreement, or in the prosecution or defense of any action or proceeding concerning any matter arising out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Collateral. This indemnity shall survive the repayment of the Repayment Amount and the termination of this Agreement

In no event will LENDER its officers, directors, shareholders, members, managers, employees, affiliates, agents or representatives be liable for any claims asserted by Borrower under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Borrower and Guarantor(s).

1.9 **SAVINGS CLAUSE.** In the event a provision of this contract is found by a court to be invalid, illegal or unenforceable, the contract shall be construed as if such provision had not been included. In no event shall the aggregate amount of interest charged or collected hereunder exceed the highest rate permissible at law. In the event that a court determines that LENDER has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and LENDER shall promptly refund to Borrower any interest received by LENDER that is found to be in excess of the maximum lawful rate.

1.10 **POWER OF ATTORNEY.** Borrower and Guarantor irrevocably appoint LENDER as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to LENDER from Borrower's and Guarantor's respective financial institutions, or upon the occurrence of an Event of Default under Section III hereof, to settle all obligations due to LENDER from Borrower and Guarantor, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral (as defined in the Security Agreement and Guaranty); (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Borrower's and Guarantor's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to LENDER; and (v) to file any claims or take any action or institute any proceeding which LENDER may deem necessary for the collection of any of the unpaid Repayment Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Repayment Amount.

1.11 **DISCLOSURE OF CREDIT INFORMATION.** Borrower and each person signing this Agreement on behalf of Borrower and/or as Guarantor, in respect of himself or herself personally, authorizes LENDER to disclose to any third party information concerning Borrower's and Guarantor's credit standing (including credit bureau reports that LENDER obtains) and business conduct. Borrower and Guarantor hereby waive to the maximum extent permitted by law any claim for damages against LENDER relating to any (i) investigation undertaken by or on behalf of LENDER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.12 **INTENTIONALLY OMITTED.**

1.13 **PUBLICITY.** Borrower and Guarantor

authorize LENDER to use its, his or her name in a listing of clients and in advertising and marketing materials.

1.14 **UCC Agent & D/B/A'S.** Borrower and Guarantor hereby acknowledge and agree that LENDER may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between LENDER and Borrower and Guarantor, and may file UCC-1 financing statements and other notices or filings using such names on its own behalf or through Lender's UCC agent. Lender shall have no obligation to terminate any UCC financing statement filed in connection with this Agreement absent a written request by Lender and after delivery of the Receipts Purchased Amount.

1.15 **LOAN FOR SPECIFIC PURPOSES ONLY**. The proceeds of the requested Loan may solely be used only for the specific purposes as set forth in a Use of Proceeds Certification Addendum, and not for any other purposes. Under no circumstances will the Loan be used for personal, family or household purposes. Borrower and Guarantor understand that Borrower's agreement not to use the Loan proceeds for personal, family or household purposes means that certain important duties imposed upon entities making loans for consumer/personal purposes, and certain important rights conferred upon consumers, pursuant to federal or state law will not apply to the Loan or the Agreement. Borrower and Guarantor agree that a breach by Borrower of the provisions of this section will not affect Lender's right to (i) enforce Borrower's and Guarantor's promise to pay for all amounts owed under this Agreement, regardless of the purpose for which the Loan is in fact obtained or (ii) use any remedy legally available to Lender, even if that remedy would not have been available had the Loan been made for consumer purposes.

1.16 **ALTERNATIVE PAYMENT METHODS.** If Borrower knows that for any reason Lender will be unable to receive payment from Borrower's bank account as described in the Loan Agreement, then Borrower must promptly, set up another arrangement for payment that is authorized by Lender. Borrower and Guarantor understand and agree that alternate payments made at any other address or method than as specified by Lender may result in a delay in processing and/or crediting payments from Borrower and/or Guarantor.

1.17 **OPTION TO PREPAY.** Borrower shall have the option to prepay the Repayment Amount at any time by paying to Lender the sum of the entire Repayment Amount and applicable Fees incurred under this Agreement, less, Loan Payments previously made. If the Borrower has performed as agreed, at LENDER's option the Borrower may receive a maximum 20% discount on the unpaid accrued interest then remaining on the account.

1.18 **APPLICATION OF PAYMENTS.** Lender reserves the right to allocate payments received on Borrower's Loan between principal, interest and fees in any manner Lender chooses and in Lender's sole discretion. Borrower and Guarantor understand and agree that any fees and interest will generally be paid during the earlier portion of the term.

1.19 **CONSENT TO JURISDICTION AND VENUE.**, Borrower and Guarantor agree that any suit, action or proceeding to enforce or arising out of this Agreement shall be brought in any court in the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia (the "Acceptable Forums"), and Borrower and Guarantor waive personal service of process. Borrower and Guarantor agree that the Acceptable Forums are convenient to them, submit to the jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue. In the event a legal proceeding concerning this Agreement is initiated in any other forum, Borrower and Guarantor waive any right to oppose any motion or application made by LENDER to transfer such proceeding to an Acceptable Forum, or to dismiss the action on the grounds of *forum non conveniens*.

1.20 **GOVERNING LAW.** This Agreement and any claim, dispute or controversy (whether in contract, tort, or otherwise) at any time arising from or relating to this Agreement is governed by, and this Agreement will be construed in accordance with Virginia law (to the extent not preempted by federal law) without regard to internal principles of conflict of laws. The legality, enforceability and interpretation of this Agreement and the amounts contracted for, charged and reserved under this Agreement will be governed by the laws of the Commonwealth of Virginia. Borrower and Guarantor understand and agree that (i) Lender is located in Virginia, (ii) Lender makes all final credit decisions from Lender's office in Virginia, (iii) the Loan is made in Virginia (that is, no binding contract will be formed until Lender receives and accepts Borrower's signed Agreement in Virginia) and (iv) Borrower's payments are not accepted until received by Lender in Virginia.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower and Guarantor represent, warrant and covenant that as of this date and during the term of this Agreement:

2.1 **FINANCIAL CONDITION AND FINANCIAL INFORMATION**. The financial statements which have been furnished to LENDER by Borrower and Guarantor, and such future statements which will be furnished hereafter at the request of LENDER, fairly represent the financial condition of Borrower and Guarantor at such dates, and since those dates there has been no material adverse change, financial or otherwise, in such condition, operation or ownership of Borrower or Guarantor. Borrower is current on any and all lease, rent or mortgage payments due. No material changes, financial or otherwise, in the condition, operation or ownership of Borrower are in any way expected or anticipated. Borrower has a continuing, affirmative obligation to advise LENDER of any material adverse change in its financial condition, operation or ownership. Borrower's failure to do so is a material breach of this Agreement.

2.2 **COMPLIANCE WITH LAW.** Borrower is in compliance and shall comply with all laws, including possession of all necessary permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3 AUTHORIZATION. Borrower, and each person signing this Agreement on behalf of Borrower and/or as Guarantor, in respect of himself or herself personally and the person(s) signing this Agreement on behalf of Borrower, have full power and authority to execute this Agreement and to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 **INSURANCE.** Borrower will maintain business-interruption insurance and, upon request by the LENDER name LENDER as loss payee and additional insured in amounts and against risks as are satisfactory to LENDER and shall provide LENDER proof of such insurance.

2.5. **TAX OBLIGATIONS.** Borrower and Guarantor are currently in compliance with all federal state and local tax laws, have filed all returns, and have paid all taxes due, except as disclosed to LENDER.

2.6 **BORROWER DEPOSITING ACCOUNT AGREEMENT AND ARRANGEMENTS.** Without LENDER's prior written consent, Borrower will not (i) change the Account through which Borrower's receivables are settled; (ii) set up multiple bank accounts into which any of the Borrower's receivables are deposited or otherwise

transferred, (iii) block or stop payment on LENDER debits initiated under this Agreement, (iv) permit any event to occur that could cause diversion of any of Borrower's receivables to another Account; (v) take any other action that could have any adverse effect upon Borrower's obligations under this Agreement. Borrower will batch out receipts with all payment processors on a daily basis. Any of the foregoing changes, actions or inactions shall be a material breach of this Agreement.

2.7 **CHANGE OF NAME, LOCATION OR JURISDICTION OF ORGANIZATION.** Borrower will not conduct Borrower's businesses under any name other than as disclosed to LENDER, change any of its places of business, or change its jurisdiction of organization without ten (10) days prior written notice to LENDER.

.

2.8 **NO BANKRUPTCY OR INSOLVENCY** Borrower is solvent, and no transfer of property is being made by Borrower or Guarantor and no obligation is being incurred by Borrower or Guarantor in connection with this Agreement with the intent to hinder, delay, or defraud either present or future creditors of Borrower or Guarantor. Neither Borrower nor Guarantor has as of the date of this Agreement, filed any petition for bankruptcy protection under Title 11 of the United States Code or any state-law analogue, and there has been no involuntary petition or receivership proceeding brought or pending against Borrower and/or Guarantor. Borrower and Guarantor further and respectively warrant that neither anticipates filing or having any such voluntary or involuntary bankruptcy petition filed.

2.9 **OTHER FINANCING.** Borrower shall not enter into any arrangement, agreement or commitment, whether in the form of a purchase (such as a merchant cash advance or factoring arrangement) of, a loan against, or the sale or purchase of credits against, any receipts, cash deposits or future card or mobile payment sales with any party other than LENDER without LENDER's written permission.

2.10 **UNENCUMBERED ASSETS.** Borrower has good and marketable title to all assets, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of, LENDER.

2.11 **DEFAULT UNDER OTHER CONTRACTS.** Borrower's and/or Guarantor's execution of or performance under this Agreement will not cause or create an event of default by Borrower and/or Guarantor under any contract with another person or entity.

2.12 **AUTHORIZATION TO OBTAIN LEASE INFORMATION.** Borrower authorizes LENDER to receive pertinent information regarding the commercial lease or mortgage for the physical location of Borrower's business (the "Premises") from any applicable lender, leasing company or agent. Upon any Event of Default under this Agreement, Borrower shall deliver to LENDER an executed **Assignment of Lease** covering the Premises in favor of LENDER.

2.13 **SALE OF BUSINESS.** Borrower shall not sell, dispose, transfer or otherwise convey its business or assets without (i) the express prior written consent of LENDER, and (ii) the written agreement of any purchaser or transferee assuming all of Borrower's obligations under this Agreement pursuant to documentation satisfactory to LENDER.

2.14 **ACCURACY OF INFORMATION.** All information provided by Borrower and Guarantor to LENDER in this Agreement including the Security Agreement and Guaranty, and in all other LENDER forms is true, accurate and complete in all respects.

III. EVENTS OF DEFAULT AND REMEDIES

3.1 **EVENTS OF DEFAULT.** The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

(a) Borrower obtains, or Guarantor obtains on Borrower's behalf, another loan, factoring agreement, merchant cash advance or similar financing, whether secured or unsecured during the performance of this agreement.

(b) Borrower or Guarantor violates any term, covenant or condition in this Agreement or in the Security Agreement and Guaranty;

(c) Borrower or Guarantor use the funds for any household or non-business purpose;

(d) any representation or warranty by Borrower or Guarantor in this Agreement or the Security Agreement and Guaranty is incorrect, incomplete, false or misleading in any material respect when made;

(e) Borrower or Guarantor admits its inability to pay its debts, or makes a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or Guarantor seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts;

(f) Borrower or Guarantor sends a notice of termination of the Security Agreement and Guaranty or of any UCC financing statement;

(g) Borrower suspends, dissolves or terminates its business;

(h) Borrower sells its business or all or substantially all of its assets without prior written consent of LENDER;

(i) Borrower makes or sends notice of any intended bulk sale or transfer by Borrower;

(j) Borrower performs any act that encumbers the cash flow of the business or reduces the value of the Collateral or the security interest granted in the Collateral under the Security Agreement and Guaranty;

(k) Borrower or Guarantor perform any act that reduces the value of the Additional Collateral (as defined in the Security Agreement and Guaranty) or the security interest granted in the Additional Collateral under the Security Agreement and Guaranty;

(l) Borrower or Guarantor performs any act that reduces the value of the Cross-Collateral (as defined in the Security Agreement and Guaranty); or

(m) Borrower or Guarantor defaults under any of the terms, covenants and conditions of any other agreement with LENDER including those with affiliated/associated businesses.

(n) Borrower fails to make any payment as agreed.

3.2 **REMEDIES FOR DEFAULT.** Upon the occurrence of an Event of Default that is not waived pursuant to Section 4.1 hereof, LENDER may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Borrower's and Guarantor's obligations hereunder, including under the Security Agreement and Guaranty, or pursuant to any other legal or equitable right or remedy. Upon any Event of Default, the entire Repayment Amount and unpaid fees not already paid to LENDER shall become immediately due and payable to LENDER. In addition, upon an Event of Default (i) LENDER may enforce the provisions of the Security Agreement and Guaranty against the Borrower and Guarantor; (ii) LENDER may enforce its security interest in the Collateral, the Additional Collateral and the Cross-Collateral;

(iii) LENDER may debit Borrower's and/or Guarantor's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Borrower's or Guarantor's respective bank accounts or otherwise; and (iv) LENDER may exercise its rights under the Assignment of Lease. All rights, powers and remedies of LENDER in connection with this Agreement and the Security Agreement and Guaranty may be exercised at any time by LENDER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3 COSTS. Borrower and Guarantor shall pay to LENDER all reasonable costs associated with (a) a breach by Borrower or Guarantor of the representations, warranties and covenants in this Agreement including the Security Agreement and Guaranty and the enforcement thereof, and (b) the enforcement of LENDER's remedies set forth in Section 3.2 above, including but not limited to court costs and attorneys' fees of twenty-five percent (25%) of any balance due.

3.4 REQUIRED NOTIFICATI **Borrower and Guarantor are required to give LENDER written notice: (a) at least 24 hours prior to any filing by Borrower or Guarantor under Title 11 of the United States Code or any state-law analogue; (b) at least seven days' prior to the closing of any sale of all or substantially all of the Borrower's assets or equity interests; and (c) at least fourteen days' prior to the suspension, dissolution or termination of its business.**

3.5 DEFAULT FEE. Upon the occurrence of any Event of Default Borrower and Guarantor shall be liable to LENDER for a default fee ("Default Fee") of $2,500.00. This Default Fee shall be payable on demand and stand in addition to any other fees or charges outlined within this Agreement, the Security Agreement and Guaranty, or the Loan Summary.

3.6 MISCELLANEOUS SERVICE FEES. Borrower shall pay certain fees for services related to the origination and maintenance of accounts which may include but not be limited to: Borrowers funding is provided electronically to Borrower's designated bank account and charged a fee of $50.00 for a Fed Wire or $20.00 for an ACH. The fee for underwriting and origination is paid from the funded amount in accordance with the schedule outlined in the Loan Summary. Borrower and its sales representative or broker may have agreed to an additional fee in relation to their services. ANY SUCH FEES ARE NOT CHARGED BY LENDER NOR DOES LENDER RECEIVE ANY PORTION OF SUCH FEES.

IV. MISCELLANEOUS

4.1 MODIFICATIONS; AGREEMENTS. No modification, amendment, waiver or consent of any provision of this Agreement including the Security Agreement and Guaranty shall be effective unless the same shall be in writing and signed by LENDER.

4.2 LENDER ACTING AS AGENT.
Lender has entered into this Agreement, the Security Agreement and the Guaranty (collectively, the Transaction Documents") as agent (in such capacity, "Agent") for itself and one or more third parties as "co-investors" or "co-lenders" (each a "Principal"). Agent and each Principal have elected to treat the transaction consummated under the Transaction Documents (the "Transaction") as a single transaction on behalf of separate Principals, and Agent hereby certifies that the portion of the Transaction allocable to the account of each of the Principals (the "Portion") for which it is acting (to the extent that any such Transaction is allocable to the account of more than one Principal) as set forth in one or more addenda to the Transactional Documents, which may be provided to Borrower upon request.

All references to "Lender" or "Borrower" or "Guarantor(s)," as the case may be, in the Transaction Documents shall be subject to the provisions of this Section 4.2 and shall be construed to reflect that (i) each Principal shall have, in connection with the Transaction entered into by the Agent on its behalf, all of the rights, responsibilities, privileges and obligations of a "Lender" directly entering into such Transaction with the other parties under each of the Transaction Agreements and (ii) Agent's Principals have designated Agent (acting through the Authorized Subservicing Agent) as their sole agent for performance of Lender's obligations to Borrower and for receipt of performance by Borrower of its obligations to Lender in connection with the Transaction (including, among other things, as Agent for each Principal in connection with transfers of cash or other property and as agent for giving and receiving all notices under the Transaction Documents), either directly. Both Agent and its Principals shall be deemed "parties" to the Transaction Documents and all references to a "party" or "either party" in any Transaction Document shall be deemed revised accordingly.

The parties hereto acknowledge and agree that any assignment, pledge and/or grant to Lender by the Borrower or a Guarantor of a security interest in and to any property and assets (including the Collateral and the Additional Collateral) pursuant to any of the applicable Transaction Documents to secure the payment and/or performance of any of their respective and/or joint obligations, shall be deemed to have been made to the Lender for and on behalf of itself and any other Principal. Lender hereby agrees to hold all Collateral and Additional Collateral hereafter delivered to it pursuant to the Transaction Documents, for itself and for the benefit of the Principals, on and subject to the terms and conditions set forth in the Transaction Documents. In its capacity, the Agent and Sub-Servicing Agent is a "representative" of each of the Principals within the meaning of the term "secured party" as defined in the UCC. In addition to the representations and warranties set forth in the Transaction Documents, Agent hereby makes the following representations and warranties, which shall continue during the term of any Transaction: Principal has duly authorized Agent to execute and deliver the Transaction Documents on its behalf, has the power to so authorize Agent and to enter into the Transaction.

4.3 NOTICES. All notices, requests, consent, demands and other communications under this Agreement, including the Security Agreement and Guaranty and any Addendum shall be delivered by ordinary mail to the respective parties at the addresses set forth on Page 1 of this Agreement and shall become effective upon delivery. The Parties hereto may also send such notices, requests, consent, demands and other communications via facsimile ("FAX") or electronic mail ("Email") at such FAX numbers and email addresses communicated by the parties hereto in writing.

4.4 COUNTERPARTS; ELECTRONIC SIGNATURES. This Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. For purposes of the execution of this Agreement, signatures delivered by electronic or fax transmission shall be treated in all respects as original signatures.

4.5 WAIVER OF REMEDIES. No failure on the part of LENDER to exercise, and no delay in exercising, any right under this Agreement, including under the

Security Agreement and Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement including the Security Agreement and Guaranty preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder, including those under the Security Agreement and Guaranty are cumulative and not exclusive of any remedies provided by law or equity.

4.6 **SOLICITATIONS.** Borrower and Guarantor authorize LENDER and its affiliates to communicate with, solicit and/or market to Borrower and Guarantor via regular mail, telephone, electronic mail and facsimile in connection with the provision of goods or services by LENDER, its affiliates or any third party that LENDER shares, transfers, exchanges, discloses or provides information with and will hold LENDER, its affiliates and such third parties harmless against any and all claims pursuant to the federal CAN-SPAM ACT of 2003 (Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003), the Telephone Consumer Protection Act (TCPA), and any and all other states of federal laws relating to transmissions or solicitations by and any of the methods described above.

4.7 **SURVIVAL OF REPRESENTATION, ETC.** Except as provided in Section 1.8 of this Agreement, all representations, warranties and covenants herein, including in the Security Agreement and Guaranty shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.8 **SEVERABILITY.** In case any of the provisions in this Agreement or the Security Agreement and Guaranty is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein or therein shall not in any way be affected or impaired.

4.9 **ENTIRE AGREEMENT.** This Agreement, including the Borrower and Guarantor Information form, Loan Summary, Security Agreement and Guaranty and Use of Proceeds Certification, embody the entire agreement between Borrower, Guarantor and LENDER and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 **JURY TRIAL WAIVER.** TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT INCLUDING THE SECURITY AGREEMENT AND GUARANTY ARE A PART, OR THE ENFORCEMENT HEREOF OR THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 **CLASS ACTION WAIVER.** THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANOTHER PARTY, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT INCLUDING THE SECURITY AGREEMENT AND GUARANTY); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 ARBITRATION. ***PLEASE READ THIS PROVISION OF THE AGREEMENT CAREFULLY.*** **THIS SECTION PROVIDES THAT DISPUTES MAY BE RESOLVED BY BINDING ARBITRATION. ARBITRATION REPLACES THE RIGHT TO GO TO COURT, HAVE A JURY TRIAL OR INITIATE OR PARTICIPATE IN A CLASS ACTION. IN ARBITRATION, DISPUTES ARE RESOLVED BY AN ARBITRATOR, NOT A JUDGE OR JURY. ARBITRATION PROCEDURES ARE SIMPLER AND MORE LIMITED THAN IN COURT. THIS ARBITRATION PROVISION IS GOVERNED BY THE FEDERAL ARBITRATION ACT (FAA), AND SHALL BE INTERPRETED IN THE BROADEST WAY THE LAW WILL ALLOW.**

Covered claims

a. *Borrower and/or Guarantors, (collectively hereinafter referred to as "Borrower") or Lenders may arbitrate* any claim, dispute or controversy between Borrower and Lenders arising out of or related to this Agreement, any other agreement, or the Borrower/Lenders relationship ("Claims").

b. **If arbitration is chosen by any party in accordance with Section 4.12(h) neither Borrower nor Lenders will have the right to litigate that Claim in court or have a jury trial on that Claim.**

c. Except as stated below, all Claims are subject to arbitration, no matter what legal theory they are based on or what remedy (damages, or injunctive or declaratory relief) they seek, including Claims based on contract, tort (including intentional tort), fraud, agency, Borrower or Lenders' negligence, statutory or regulatory provisions, or any other sources of law; Claims made as counterclaims, cross-claims, third-party claims, interpleaders or otherwise; Claims made regarding past, present, or future conduct; and Claims made independently or with other claims. This also includes Claims made by or against anyone connected with Lenders or Borrower or claiming through Lenders or Borrower, or by someone making a claim through Lenders or Borrower, such as a co-applicant, authorized user, employee, agent, representative or an affiliated/parent/subsidiary company.

Arbitration limits

d. Individual Claims filed in a small claims court are not subject to arbitration, as long as the matter stays in small claims court.

e. Lenders will not initiate arbitration to enforce its rights under this Agreement. If Borrower asserts a Claim against Lenders, Lenders may elect to arbitrate any Claims against Lenders.

f. Claims brought as part of a class action, private attorney general or other representative action can be arbitrated only on an individual basis. The arbitrator has no authority to arbitrate any claim on a class or representative basis and may award relief only on an individual basis. If arbitration is chosen by any party, neither Borrower nor Lenders may pursue a Claim as part of a class action or other representative action. Claims of 2 or more persons may not be combined in the same arbitration. However, applicants, co-applicants, authorized users on a single account and/or related accounts, or corporate affiliates are here considered as one person.

How arbitration works

g. Arbitration shall be conducted by the American Arbitration Association ("AAA") according to this arbitration provision and the applicable AAA Commercial Arbitration Rules in effect when the claim is filed ("AAA Rules"), except where those rules conflict with this arbitration provision. Borrower can obtain copies of the AAA Rules at the AAA's website (www.adr.org) or by calling 800-778-7879. Borrower or Lenders may choose to have a hearing, appear at any hearing by phone or other electronic means, and/or be represented by counsel. Notwithstanding any terms to the contrary, any in-person hearing will be held in Arlington, Virginia.

h. Arbitration may be requested any time, even where there is a pending lawsuit, unless a trial has begun or a final judgment entered. Neither

Borrower nor Lenders waive the right to arbitrate by filing or serving a complaint, answer, counterclaim, or motion in a lawsuit. To choose arbitration, a party must file a motion to compel arbitration in a pending matter and/or commence arbitration by submitting the required AAA forms and requisite filing fees to the AAA.

i. The arbitration shall be conducted by a single arbitrator in accord with this arbitration provision and the AAA Rules, which may limit discovery. The arbitrator shall not apply any federal or state rules of civil procedure for discovery, but the arbitrator shall honor claims of privilege recognized at law and shall take reasonable steps to protect account information and other confidential information of either party if requested to do so. The arbitrator shall apply the substantive laws of the Commonwealth of Virginia without regard to any applicable principals of conflicts of law.

j. The arbitrator shall make any award in writing and, if requested by Borrower or Lenders, shall include a reasoned opinion. for the award. An arbitration award shall decide the rights and obligations only of the parties named in the arbitration, and shall not have any bearing on any other person or dispute.

k. The arbitrator shall have no authority to award punitive damages, consequential damages, or other damages not measured by the prevailing party's actual damages, except as required by statute.

Paying for arbitration fees

l. Arbitration fees will be allocated according to the applicable AAA Rules. All parties are responsible for their own attorney's fees, expert fees and any other expenses. unless the arbitrator awards such fees or expenses to Lenders based on applicable law.

m. The parties agree that failure or refusal of a party to pay its required share of the deposits for arbitrator compensation or administrative charges shall constitute a waiver by that party to present evidence or cross-examine witness. In such event, the other party shall be required to present evidence and legal argument as the arbitrator(s) may require for the making of an award. Such waiver shall not allow for a default judgment against the non-paying party in the absence of evidence presented as provided for above.

n. Except as may be required by law, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both parties.

The final award

o. Any award by an arbitrator is final unless a party appeals it in writing to the AAA within 30 days of notice of the award pursuant to the AAA's Optional Appellate Arbitration Rules. The arbitration appeal shall be determined by a panel of 3 arbitrators. The panel will consider all facts and legal issues anew based on the same evidence presented in the prior arbitration, and will make decisions based on a majority vote. Arbitration fees for the arbitration appeal shall be allocated according to the applicable AAA Rules. An award by a panel on appeal is final. A final award is subject to judicial review as provided by applicable law.

Survival and Severability of Terms

p. This arbitration provision shall survive changes in this Agreement and termination of the account or the relationship between Borrower and Lenders, including the bankruptcy of any party and any sale of Borrower account, or amounts owed on Borrower account, to another person or entity. If any part of this arbitration provision is deemed invalid or unenforceable, the other terms shall remain in force, except that there can be no arbitration of a class or representative Claim. This arbitration provision may not be amended, severed or waived, except as provided in this Agreement or in a written agreement between Borrower and Lenders.

RIGHT TO OPT OUT OF ARBITRATION.

q. BORROWER AND GUARANTOR(S) MAY OPT OUT OF THE ARBITRATION PROVISION ABOVE. TO OPT OUT OF THE ARBITRATION CLAUSE, BORROWER AND EACH GUARANTOR MUST SEND LENDER A NOTICE THAT THE BORROWER AND EACH GUARANTOR DOES NOT WANT THE ARBITRATION CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, BORROWER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: Colonial Funding Network, Inc. – ARBITRATION OPT OUT, 2500 Wilson Boulevard, Suite 350, Arlington, VA 22201, ATTENTION: General Counsel.

SIGNATURES ON NEXT PAGE

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

Borrower and Guarantor acknowledge that by signing below, Borrower and Guarantor agree to be bound by the terms, definitions, conditions and information in this Loan Agreement, including without limitation, this, the Loan Agreement Terms and Conditions.

IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF NOT INCLUDED IN THIS WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID. ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.

BORROWER 1

By: Paul Feldman – Force Protection Video Equipment Corp.
(Print Name and Title)

DocuSigned by:
(Signature)

GUARANTOR 1

By: Paul Feldman
(Print Name)

DocuSigned by:
(Signature)

BORROWER 2

By: ______________________
(Print Name and Title)

____
(Signature)

GUARANTOR 2

By: ______________________
(Print Name)

____
(Signature)

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

USE OF PROCEEDS CERTIFICATION

This Use of Proceeds Certification is part of (and incorporated by reference into) the Loan Agreement. All parties should retain a copy of this document for their records.

Paul Feldman Borrower(s) and Paul Feldman Guarantor(s) hereby certify the following to the Lender:

1) The entirety of the Loan will be used in the ordinary course of business.

2) The entirety of the Loan will be used exclusively for a Business Purpose and no other. A Business Purpose as applied to use of proceeds obtained under this Loan Agreement, refers solely to the purchase and acquisition of specific products or services used for the following purposes only: working capital, business insurance (but not self-insurance programs), franchise fees, employee training, the purchase of equipment, inventory, business supplies and raw materials, the construction, renovation or improvement of facilities (but not the purchase of real estate). **Business Purpose does not include payment for, or purchase of, any items, goods, materials or services for personal, individual or household use.**

BORROWER 1

By: Paul Feldman - Force Protection Video Equipment Corp.
(Print Name and Title)

DocuSigned by:
(Signature)

GUARANTOR 1

By: Paul Feldman
(Print Name)

DocuSigned by:
(Signature)

BORROWER 2

By: ______________________
(Print Name and Title)

____
(Signature)

GUARANTOR 2

By: ______________________
(Print Name)

____
(Signature)

2500 Wilson Boulevard, Suite 350, Arlington, Virginia 22201; Tel. 844-547-9396

Contract# 1467051

SECURITY AGREEMENT AND GUARANTY

This Security Agreement and Guaranty is part of (and incorporated by reference into) the Loan Agreement. All parties should retain a copy of this document for their records.

SECURITY AGREEMENT

SECURITY INTEREST. To secure Borrower's payment and performance obligations to LENDER and its affiliates or co-investors under the Loan Agreement (the "Loan Agreement"), Borrower hereby grants to LENDER a security interest in (a) all accounts, excluding accounts that are obligations owed by consumers to Borrower, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of Virginia as amended (the "UCC"), now or hereafter owned or acquired by Borrower; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

CROSS-COLLATERAL. To secure Guarantor's payment and performance of its obligations to LENDER (and its co-investors) under this Security Agreement and Guaranty (the "Security Agreement and Guaranty"), Guarantor hereby grants LENDER a security interest in : N/A (the "Additional Collateral"). Guarantor understands that LENDER will have a security interest in the aforesaid Additional Collateral upon execution of this Security Agreement and Guaranty.

Borrower and Guarantor each acknowledge and agree that any security interest granted to LENDER under any other agreement between LENDER and Borrower or Guarantor (the "Cross-Collateral") will secure the obligations hereunder and under the Loan Agreement.

Borrower and Guarantor each agree to execute any documents or take any action in connection with this Security Agreement and Guaranty as LENDER deems necessary to perfect or maintain LENDER's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Borrower and Guarantor each hereby authorizes LENDER to file any financing statements deemed necessary by LENDER to perfect or maintain LENDER's security interest, which financing statement may contain notification that Borrower and Guarantor have granted a negative pledge to LENDER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lender or lienor may be tortiously interfering with LENDER's rights. Borrower and Guarantor shall be liable for and LENDER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by LENDER in protecting, preserving and enforcing LENDER's security interest and rights.

NEGATIVE PLEDGE. Borrower and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien on or with respect to any of the Collateral, the Additional Collateral or the Cross-Collateral, as applicable without written permission of LENDER..

CONSENT TO ENTER PREMISES AND ASSIGN LEASE. LENDER shall have the right to cure Borrower's default in the payment of rent on the following terms. In the event Borrower is served with papers in an action against Borrower for nonpayment of rent or for summary eviction, LENDER may execute its rights and remedies under the Assignment of Lease (*see*, Loan Agreement Terms and Conditions, Section 2.12). Borrower also agrees that LENDER may enter into an agreement with Borrower's landlord giving LENDER the right: (a) to enter Borrower's premises and to take possession of the fixtures, equipment and other Collateral therein for the purpose of protecting and preserving same; and (b) to assign Borrower's lease to another qualified merchant capable of operating a business comparable to Borrower's at such premises.

REMEDIES. Upon any Event of Default, LENDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

PERSONAL GUARANTY. Guarantor hereby guarantees to LENDER Borrower's payment and performance of all of the representations, warranties, covenants made by Borrower in this Agreement and the Loan Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due (i) at the time of any breach by Borrower of any representation, warranty, or covenant made by Borrower in the Loan Agreement and all attachments thereto, including this Security Agreement and Guaranty, (ii) at the time Borrower admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or (iii) any proceeding shall be instituted by or against Borrower seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.

GUARANTOR WAIVERS. In the event that Borrower fails to make a payment or perform any obligation under the Loan Agreement, LENDER may enforce its rights under this Agreement without first seeking to obtain payment from Borrower, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral LENDER may hold pursuant to this Security Agreement and Guaranty or any other guaranty.

LENDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Security Agreement and Guaranty if it is not notified of: (i) Borrower's failure to pay timely any amount owed under the Loan Agreement; (ii) any adverse change in Borrower's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) LENDER's acceptance of this Security Agreement and Guaranty; and (v) any renewal, extension or other modification of the Loan Agreement or Borrower's other obligations to LENDER. In addition, LENDER may take any of the following actions without releasing Guarantor from any of its obligations under this Security Agreement and Guaranty: (i) renew, extend or otherwise modify the Loan Agreement or Borrower's other obligations to LENDER; (ii) release Borrower from its obligations to LENDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or

any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Repayment Amount and Borrower's other obligations to LENDER under the Loan Agreement are paid in full, Guarantor shall not seek reimbursement from Borrower or any other guarantor for any amounts paid by it under the Loan Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Borrower, any other guarantor, or any collateral provided by Borrower or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that LENDER must return any amount paid by Borrower or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Security Agreement and Guaranty shall include that amount.

GUARANTOR ACKNOWLEDGEMENT. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Security Agreement and Guaranty; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

JOINT AND SEVERAL LIABILITY. The obligations hereunder of the persons or entities constituting Guarantor under this Security Agreement and Guaranty are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "BORROWER AND GUARANTOR INFORMATION" FORM, "LOAN SUMMARY", "LOAN AGREEMENT", "LOAN AGREEMENT TERMS AND CONDITIONS", AND "USE OF PROCEEDS CERTIFICATION" ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE "LOAN AGREEMENT" INCLUDING THE "LOAN AGREEMENT TERMS AND CONDITIONS".

CONSENT TO RECEIVE AUTODIALED AND PRERECORDED CALLS AND MESSAGES

LENDER, Colonial Funding Network, Inc., as servicer, and their subsidiaries and affiliates (collectively, SFS) may from time to time notify applicant(s) of various promotional offers and other marketing information, or contact Borrower(s) and Guarantor(s) in connection with the servicing of the Transaction Documents, or in connection with any default under the Transaction Documents. By signing this agreement, Borrower(s) and Guarantor(s) expressly consent and authorize SFS to call, send text messages, and/or send other electronic messages (including prerecorded or artificial voice messages) using an automatic telephone dialing system to any telephone number provided by Borrower(s) or Guarantor(s) in the Transaction Documents, any and all applications or any administrative form, including cellular phone numbers and landlines, regardless of their inclusion on any do not call list, for purposes of servicing, collections, marketing or promoting any product offered by SFS.

Please note that you are not required to consent to be called for marketing or promotional purposes in order to qualify for financing or obtain any other products or services from SFS. If you do not agree to be called for marketing or promotional purposes please check the appropriate box below:

Borrower 1: ☐ Owner 1: ☐

Borrower 2: ☐ Owner 2: ☐

BORROWER 1

By: Paul Feldman - Force Protection Video Equipment Corp.
(Print Name and Title)

DocuSigned by: [signature]
(Signature)

GUARANTOR 1

By: Paul Feldman
(Print Name)

DocuSigned by: [signature]
(Signature)

BORROWER 2

By: ____________________
(Print Name and Title)

____
(Signature)

GUARANTOR 2

By: ____________________
(Print Name)

____
(Signature)

Permission to Release Information

I, Paul Feldman, owner of Force Protection Video Equipment Corp., authorize Strategic Funding Source, Inc./Colonial Funding Network, Inc. to obtain trade, landlord, and bank information from vendors, suppliers, landlord/ mortgagor, banks and creditors. This information will be used for the sole purpose of obtaining funding through Strategic Funding Source, Inc.

AGREED AND ACKNOWLEDGED:

Signature: DocuSigned by: [signature]

Print Name: Paul Feldman

Company Name: Force Protection Video Equipment Corp.

Office Phone: (919) 271-2994

Address:

City, State, Zip:

Date: 9/25/2018

Cell Phone:

Contract# 1467051

STRATEGIC FUNDING

ADDENDUM #1 TO THE MERCHANT CASH ADVANCE AGREEMENT

This is an addendum to the Merchant Cash Advance Agreement for the purchase and sale of future receipts ("Merchant Agreement") dated **September 25th, 2018**, by and between **Strategic Funding Source, Inc.**, ("Purchaser") and **Force Protection Video Equipment Corp.** ("Seller") and **Paul Feldman** ("Owner"). Purchaser, Seller and Owner are hereinafter collectively referred to as the "Parties".

Now, in consideration of the mutual representations, covenants, undertakings and agreements hereinafter contained, the Parties agree as follows:

1. Purchaser agrees to discount the Receipts Purchased Amount noted on the Merchant Agreement according to the following schedule:

Early Payoff Window	Discounted Purchased Amount
1-180 calendar days immediately following disbursement of funds.	**$35,640.00**

2. By signing below, the Parties agree that this Addendum shall replace any pre-pay option that may be contained in the Merchant Agreement.
3. The Discounted Purchased Amount must be submitted in the manner for payment described in the Merchant Agreement, or via wire transfer to the Purchaser's bank account, and funds cleared by 11:59 pm of the last date in the Early Payoff Window.
4. Payoff of the Discounted Purchased Amount must be made directly by the Seller or Owner; payoffs made by third parties are not qualified for the discount.

Execution of this Addendum is made as of this **25th day of September, 2018**

Contract# 1467051

SELLER

Paul Feldman

(Print Name)

DocuSigned by:

(Signature)

OWNER

Paul Feldman

(Print Name)

DocuSigned by:

(Signature)

PURCHASER
STRATEGIC FUNDING SOURCE, INC.

(Print Name and Title)

(Signature)

DocuSign Envelope ID: 32F8327D-31D5-4ED9-AD57-E07AF81AF44A

STRATEGIC FUNDING SOURCE, INC.

Strategic Funding Source, Inc.
120 W. 45th Street
New York, NY 10036
Phone: 212-354-1400
Fax: 212-354-1544

Payment Authorization Form

I, ***Paul Feldman*** of ***Force Protection Video Equipment Corp. DBA Force Protection Video Equipment*** located at ***1600 Olive Chapel Rd, Apex, NC, 27502*** authorize Strategic Funding Source, Inc. to make a wire transfer paymentof

$____________ to Reliant Funding on my behalf.

Paul Feldman
Owner

DocuSigned by:

9/25/2018

Signature **Date**